VARIABLE ANNUITY EUROPE 1.25X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

COMMON STOCKS 84.1%

TELECOMMUNICATION SERVICES 11.9%

Vodafone Group PLC — SP

FINANCIALS 25.2%

ADR

41,520

$

1,225,255

HSBC Holdings PLC — SP

Telefonica SA — SP ADR†

13,780

1,192,108

ADR†

21,000

$

1,728,300

France Telecom SA — SP

Banco Santander Central

ADR

23,840

800,547

Hispano SA — SP ADR†

46,610

929,403

Deutsche Telekom AG — SP

AXA — SP ADR†

20,420

737,366

ADR†

39,920

661,874

Banco Bilbao Vizcaya

BT Group PLC — SP ADR

12,820

552,542

Argentaria SA — SP

Total Telecommunication Services

________

4,432,326

ADR†

33,280

731,827

UBS AG — SP ADR†

24,150

695,520

MATERIALS 6.8%

Deutsche Bank AG— SP

Rio Tinto PLC — SP ADR†

1,870

770,141

ADR†

6,070

686,214

Anglo American PLC — SP

Lloyds TSB Group PLC —

ADR†

20,420

607,903

SP ADR†

18,830

675,997

ArcelorMittal†

6,230

509,614

Barclays PLC — SP ADR†

18,310

662,822

BHP Billiton Ltd. — SP

Allianz AG - SP ADR

33,620

660,969

ADR†

7,420

488,607

Credit Suisse Group — SP

Syngenta AG — SP ADR

2,650

155,052

ADR†

12,240

622,771

Total Materials

________

2,531,317

ING Groep NV — SP ADR†

16,610

620,716

Allied Irish Banks PLC —

CONSUMER STAPLES 5.3%

SP ADR

7,070

305,283

Unilever NV†

20,980

707,656

Willis Group Holdings Ltd.

8,460

284,341

Diageo PLC — SP ADR†

8,550

695,286

Total Financials

________

9,341,529

British American Tobacco

PLC — SP ADR

4,220

319,665

ENERGY 12.6%

Cadbury Schweppes PLC —

Total SA — SP ADR

19,880

1,471,319

SP ADR

5,410

239,230

BP PLC — SP ADR†

22,970

1,393,130

Total Consumer Staples

________

1,961,837

Royal Dutch Shell PLC — SP

ADR

13,210

911,226

INFORMATION TECHNOLOGY 4.2%

ENI-Ente Nazionale

Nokia Oyj — SP ADR†

31,380

998,825

Idrocarburi — SP ADR

13,340

908,587

SAP AG — SP ADR†

6,920

343,024

Total Energy

________

4,684,262

Telefonaktiebolaget LM

Ericsson — SP ADR†

11,090

217,919

HEALTH CARE 12.0%

Total Information Technology

________

1,559,768

Novartis AG — SP ADR†

24,190

1,239,254

GlaxoSmithKline PLC — SP

INDUSTRIALS 4.0%

ADR

26,950

1,143,488

Siemens AG — SP ADR†

7,120

775,653

Sanofi-Aventis — SP ADR

22,700

852,158

Koninklijke Philips

AstraZeneca PLC — SP

Electronics NV— SP

ADR†

18,050

685,719

ADR

11,070

424,424

Novo-Nordisk A/S — SP

Ryanair Holdings PLC — SP

ADR

3,290

227,800

ADR*†

5,370

151,863

Teva Pharmaceutical

Industries Ltd. — SP

DryShips, Inc.

2,510

150,374

ADR†

3,400

157,046

Total Industrials

________

1,502,314

Alcon, Inc. — SP ADR

1,090

155,053

Total Health Care

________

4,460,518

1

VARIABLE ANNUITY EUROPE 1.25X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Unrealized

Shares

Value

Contracts

Gain

CONSUMER DISCRETIONARY 1.6%

Futures Contracts Purchased

DaimlerChrysler AG— SP

June 2008 EURO Currency

ADR†

6,940

$

593,717

Futures Contracts

Total Consumer Discretionary

593,717

(Aggregate Market Value of

Contracts $7,276,050)

37

$

201,473

UTILITIES 0.5%

June 2008 Dow Jones Euro

Veolia Environnement — SP

STOXX Futures Contracts

ADR

2,470

172,727

Total Utilities

________

172,727

(Aggregate Market Value of

Contracts $7,868,241)

140

24,765

(Total Aggregate Market Value of Contracts

Total Common Stocks

$15,144,291)

$

_________

226,238

(Cost $27,835,001)

________

31,240,315

Units

Equity Index Swap Agreements

Face

June 2008 Dow Jones STOXX

Amount

50 Index Swap, Terminating

REPURCHASE AGREEMENTS 6.6%

06/30/08**

Collateralized by U.S. Treasury

(Notional Market Value

Obligations

$5,326,807)

1,117 $

31,538

Lehman Brothers Holdings, Inc.

June 2008 Dow Jones STOXX

issued 03/31/08 at 1.15% due

50 Index Swap, Terminating

04/01/08††

$

865,678

865,678

06/13/08**

UBS, Inc. issued 03/31/08 at

(Notional Market Value

1.29% due 04/01/08

562,087

562,087

$2,373,100)

496

________

16,950

Mizuho Financial Group, Inc.

issued 03/31/08 at 1.30% due

(Total Notional Market Value $7,699,907)

$

48,488

04/01/08

513,933

513,933

________

Morgan Stanley issued

03/31/08

*

Non-Income Producing Security.

**

Price Return based on Dow Jones STOXX 50 Index +/-

at 1.35% due 04/01/08

513,932

________

513,932

financing at a variable rate.

†

All or a portion of this security is on loan at March 31,

Total Repurchase Agreements

2008.

(Cost $2,455,630)

________

2,455,630

††

All or a portion of this security is pledged as equity index swap collateral at March 31, 2008.

ADR – American Depository Receipt.

SECURITIES LENDING COLLATERAL 35.7%

Investment in Securities Lending Short

Term

Investment Portfolio Held by

U.S. Bank

13,236,574

________

13,236,574

Total Securities Lending Collateral

(Cost $13,236,574)

________

13,236,574

Total Investments 126.4%

(Cost $43,527,205)

$

________

46,932,519

Liabilities in Excess of Other

Assets – (26.4)%

$

(9,792,392)

________

Net Assets – 100.0%

$

37,140,127

2